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

Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Nov 30, 1999
Current Due Period Ending                           Dec 31, 1999
Prior Distribution Date                             Dec 14, 1999
Distribution Date                                   Jan 14, 2000
Beginning Trust Principal Receivables           4,065,059,019.44
Average Principal Receivables                   4,064,874,379.69
FC&A Collections (Includes Recoveries)             65,094,498.75
Principal Collections                             119,569,970.57
Additional Balances                                55,610,268.46
Net Principal Collections                          63,959,702.11
Defaulted Amount                                   29,718,113.69
Miscellaneous Payments                                      0.00
Principal Recoveries                                3,449,491.00

Beginning Participation Invested Amount           423,974,885.29
Beginning Participation Unpaid Principal          423,974,885.29
Balance
Ending Participation Invested Amount              414,204,093.50
Ending Participation Unpaid Principal Balance     414,204,093.50

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 423,974,885.29
Numerator for Fixed Allocation                    435,688,912.62
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Applicable Allocation Percentage                        10.4302%
Investor FC&A Collections                           6,789,492.14

Series Participation Interest Default Amount
Numerator for Floating Allocation                 423,974,885.29
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Floating Allocation Percentage                          10.4302%
Series Participation Interest Default Amount        3,099,661.31


Principal Allocation Components
Numerator for Floating Allocation                 423,974,885.29
Numerator for Fixed Allocation                    435,688,912.62
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0189%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             7.0189%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          423,974,885.29
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,562,538.64

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Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           9,770,791.79
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,671,130.48
or e]
(b) prior to Accelerated Amort. Date or not         6,671,130.48
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.4302%
(d) Net Principal Collections                      63,959,702.11
(e) after Accelerated Amort Date or Early Amort    12,815,970.58
Period, [f*g]
(f) Fixed Allocation Percentage                         10.7184%
(g) Collections of Principal
                                                  119,569,970.57

(h) Minimum Principal Amount, [Min(i,l)]            6,227,786.17
(i)  Floating Allocation Percentage of             12,471,397.59
Principal Collections
(j)  2.2% of the Series Participation Interest      9,327,447.48
Invested Amount
(k) Series Participation Interest Net Default       3,099,661.31
Payment Amount
(l)  the excess of (j) over (k)                     6,227,786.17

(m) Series Participation Interest Net Default       3,099,661.31
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,789,492.14
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,562,538.64
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,099,661.31
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  706,624.81
Excess [Sec. 4.11(a)(vi)]                             420,667.38

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  914,467,191.98

Seller's Interest Percentage                              23.03%

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

Series 1997-1  Owner Trust Calculations

Due Period Ending   Dec 31, 1999
Payment Date        Jan 18, 2000



Calculation of Interest Expense


Index (LIBOR)           6.462500%

Accrual end date,              Jan 18, 2000
accrual beginning date and     Dec 15, 1999
days in Interest Period                  34

                 Class A-1   Class A-2     Class A-3     Class B    Certificates  Overcoll
                                                                                    Amount
Beginning      220,376,172   42,397,489   55,116,735   40,277,614    29,678,242   36,128,634
Unpaid
Principal
Balance

Previously            0.00         0.00         0.00         0.00          0.00
unpaid
interest/yield

Spread to           0.125%       0.250%       0.350%       0.650%        1.000%
index

Rate (capped     6.587500%    6.712500%    6.812500%    7.112500%     7.462500%
at 12.5%,
14%, 14%,
14%, 15%)

Interest/Yield   1,371,076      268,782      354,623      270,559       209,170
Payable on the
Principal Balance

Interest on           0.00         0.00         0.00         0.00          0.00
previously
unpaid
interest/yield

Interest/Yield   1,371,076      268,782      354,623      270,559       209,170
Due

Interest/Yield   1,371,076      268,782      354,623      270,559       209,170
Paid


Summary



Beginning      220,376,172   42,397,489   55,116,735   40,277,614    29,678,242   36,128,634
Security
Balance

Beginning      220,376,172   42,397,489   55,116,735   40,277,614    29,678,242
Adjusted
Balance

Principal        5,078,371      977,079    1,270,203      928,225       683,955      921,286
Paid

Ending         215,297,801   41,420,409   53,846,532   39,349,389    28,994,287   35,295,676
Security
Balance

Ending         215,297,801   41,420,409   53,846,532   39,349,389    28,994,287
Adjusted
Balance

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Ending                                                    7.0000%
Certificate
Balance as %
Participation
Interest
Invested Amount

Targeted
Balance        215,386,129   41,420,409   53,846,532    39,349,389   28,994,287

Minimum
Adjusted                     16,000,000   20,800,000    15,200,000   11,200,000   13,600,000
Balance

Certificate
Minimum                                                               4,183,876
Balance

Ending OC
Amount as                                                            26,986,044
Holdback
Amount

Ending OC
Amount as                                                             8,309,632
Accelerated
Prin Pmts


Beginning             0.00         0.00         0.00         0.00          0.00         0.00
Net Charge
offs

Reversals             0.00         0.00         0.00         0.00          0.00         0.00

Charge offs           0.00         0.00         0.00         0.00          0.00         0.00

Ending Net            0.00         0.00         0.00         0.00          0.00         0.00
Charge Offs


Interest/Yield  $1.8792167   $5.5996335   $5.6830545   $5.9333175    $6.2252911
Paid per $1000

Principal       $6.9604870   $20.3558163 $20.3558162  $20.3558162   $20.3558164
Paid per $1000

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Series 1997-1  Owner Trust Calculations
Due Period                                         December 1999
Payment Date                                        Jan 18, 2000
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        9,770,791.79
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          88,328.10

Series Participation Interest Monthly Interest      2,562,538.64

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,371,076.47
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           268,782.41
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           354,622.60
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             270,559.28
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        209,169.78
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      4,990,043.21
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance         977,079.18
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,270,202.93
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           928,225.22
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       683,955.43
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           921,285.82
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            88,328.10
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated                   0.00
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       921,285.82
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           88,328.10
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       832,957.72
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            6,839.55

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